INVESTOR PRESENTATION November 2023

This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to public health emergencies or pandemics, such as the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. USE OF NON-GAAP FINANCIAL MEASURES This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. 2

3 Team members 10,000 Years of Success 64 Facilities 250+ Q3’23 TTM Revenue $3.6B Q3’23 TTM Diluted EPS $6.78 Pro Forma Adjusted EBITDA $442M1 Free Cash Flow $412M1 Liquidity $700M Total Net Leverage 2.5x1,2 1 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric | 2 As defined by credit agreement Q3’23 TTM Highlights Value Proposition Patrick’s goal is to improve the quality of everyday life through better component products and building materials. We deliver on this promise by building strong relationships with partners and team members based on trust and proven performance. 3

RV MARINE HOUSING PATRICK Sales by End Market 43% 28% 29% Q3’23 TTM RV HOUSING MARINE 69%7% 24% FY 2017 Extensive Supplier to OEMs with Growing Aftermarket Presence Strong OEM Relationships alongside Big Box Direct-To- Consumer Offerings $3.6B $1.6B Leading Component Solutions Provider to OEMs 43% Q3’23 TTM net sales 28% Q3’23 TTM net sales 29% Q3’23 TTM net sales 4

$308 $437 $595 $736 $920 $1,222 $1,636 $2,263 $2,337 $2,487 $4,078 $4,882 $3,639 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 23 TTm $8 $28 $24 $31 $42 $56 $86 $120 $90 $97 $225 $328 $152 $21 $37 $53 $71 $106 $122 $200 $280 $250 $329 $531 $674 $442 $0.37 $1.17 $0.99 $1.27 $1.81 $2.43 $3.48 $4.93 $3.85 $4.20 $9.63 $13.49 $6.78 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 TTM Net Sales Net Income Pro Forma Adj. EBITDA Diluted EPS We Have Strategically Built An Incredible Organization Of Great People, Teams, Brands, And Leadership Focused On Embracing And Preserving The Entrepreneurial Spirit! ($ in millions, except per share data) 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q3‘23 TTM 5

43% 28% 29% RV Marine Housing $3.6B Net Sales Grew by $2.0 Billion Since 2017 $1.6B Diversifying our Portfolio (Net Sales Composition as %) Q3’23 TTM Growing Marine Market Penetration Consistent Net Sales and Margin Growth (2017-Q3’23 TTM) Experienced Provider in RV and Affordable Housing Gross Margin 17.1% 22.1% + 500 bps Free Cash Flow $77M $412M + $335MM EBITDA Margin1 9.5% 11.3% + 180 bps FY 2017 69%7% 24% Marine Net Sales $112M $1.0B• Average customer relationship of PATK’s major customers is 25+ years • Major supplier to Thor and Forest River • PATK began 64 years ago in the MH market, and now operates in the RV, Marine, Housing and Powersports markets FY 2017 Q3’23 TTM 1 Non-GAAP metric. See appendix for reconciliation to closest GAAP metric 6 <1% ~18%Aftermarket as % of Marine

71 WGO Industries third annual spotlight survey | 2 US Census Bureau | 3RV Industry Association/SSI/Company Estimates | 4 NAR Realtor Confidence Index September 2023 | 5 The 2023 North American Camping & Outdoor Hospitality Report sponsored by Kampgrounds of America, Inc. | 6 Boat Trader Survey 2023 Target Demographic (US 35-44) Continues to Grow (in thousands) 2 of Americans participated in outdoor activities in 20221 82% Current RV owners are between ages 18-343 22% Gen Z have gone camping in 20225 37% Realtors reported that properties sold in less than one month4 69% Private sellers who bought boats during the pandemic plan to upgrade 6 49% RVers say they will use their RV more or the same amount during an economic downturn 5 56% 35,000 37,000 39,000 41,000 43,000 45,000 47,000 49,000 51,000

Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Retail Wholesale Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Retail Wholesale FY 2021 FY 2022 WholesaleWholesale 493,300 1 Company estimates based on data published by the National Marine Manufacturers Association/ Statistical Surveys Inc. (SSI) I 2 Company estimates based on data from RV Industry Association/SSI Retail Wholesale 220,200 183,200 Retail Wholesale 188,200 201,000 FY 2021 Retail 567,400 600,200 FY 2022 Retail 447,800 (37,000) 12,800 32,800 45,500 Marine Industry Shipments Trailing Six Months1 • Estimated 2023 wholesale shipments expected to be down 15% - 17% • Estimated 2023 retail shipments down 5% - 10% • Inventory replenished for most categories, dealers & OEMs acting in very disciplined manner • Dealer weeks-on-hand below historical levels • Estimated 2023 wholesale shipments between 300,000 to 310,000 units • Estimated 2023 retail shipments between 370,000 to 380,000 • Dealer inventory weeks-on-hand nearing pandemic levels • Mix by model year healthy MARINE OUTLOOK AS OF Q3’23 RV OUTLOOK AS OF Q3’23 8 RV Industry Shipments Trailing Six Months2 Wholesale YTD 2023 Retail 316,390 238,120 (78,270) Wholesale YTD 2023 Retail 157,410 149,510 (7,900)

Marine OEMs showcasing disciplined production in response to a dealer and consumer base impacted by higher interest rates We remain focused on growing our presence in marine and its aftermarket, which tends to be higher margin and more resilient MARINE NET SALES ($ in millions) TTM CONTENT PER WHOLESALE UNIT $112 $274 $329 $339 $665 $1,038 $1,005 2017 2018 2019 2020 2021 2022 Q3'23 TTM $504 $1,169 $1,730 $2,069 $3,356 $5,032 $5,009 2017 2018 2019 2020 2021 2022 Q3'23 TTM PRIORITIZATION Continue developing relationships with OEMS and expanding our market share and product portfolio while growing our aftermarket portfolio and expanding our distribution footprint MARKET INSIGHT: MARINE (28% of Sales) DRIVERS +47% CAGR 2017 – Q3’23 TTM +49% CAGR 2017 – Q3’23 TTM 9

Q3’23 TTM revenue 12% higher than 2020 despite RV wholesale unit shipments being 27% lower End-consumer demographic trending younger and more diverse Disciplined OEM production improves long-term health of the market Dealers continued to reduce inventory through Q3’23 leaving inventory lean heading into 2024 $1,128 $1,434 $1,287 $1,392 $2,404 $2,593 $1,562 2017 2018 2019 2020 2021 2022 Q3'23 TTM $2,234 $2,965 $3,170 $3,235 $4,006 $5,257 $4,957 2017 2018 2019 2020 2021 2022 Q3'23 TTM PRIORITIZATION Consistently provide quality customer service and innovative component solutions to OEMs serving the RV industry, further enhancing the enjoyment of the leisure lifestyle for outdoor enthusiasts MARKET INSIGHT: RV (43% of Sales) DRIVERS RV NET SALES ($ in millions) TTM CONTENT PER WHOLESALE UNIT +6% CAGR 2017 – Q3’23 TTM +15% CAGR 2017 – Q3’23 TTM 10

Strong demand for affordable housing with limited inventory available MH remains an attractive option to those seeking affordable housing High mortgage rates are limiting the number of homes on the secondary market, further constricting supply $396 $555 $721 $756 $1,008 $1,251 $1,072 2017 2018 2019 2020 2021 2022 Q3'23 TTM $2,234 $2,849 $4,616 $4,580 $5,153 $6,243 $6,444 2017 2018 2019 2020 2021 2022 Q3'23 TTM PRIORITIZATION Drive share gains through expanded product offerings and continued close partnership with customers MARKET INSIGHT: HOUSING (29% of Sales) DRIVERS HOUSING NET SALES ($ in millions) TTM MH CONTENT PER WHOLESALE UNIT +19% CAGR 2017 – Q3’23 TTM +20% CAGR 2017 – Q3’23 TTM 11

TEAM DELIVERED SOLID PERFORMANCE IN DYNAMIC ENVIRONMENT DRIVING LONG-TERM GROWTH • Experienced, tested leadership team • Diverse end markets continue to support success • Solid cost control and strong balance sheet • Strategic deployment of capital BUSINESS TRANSFORMATION EVIDENT IN Q3 RESULTS Q3 2019 Q3 2023 Δ Wholesale RV Shipments 93,360 73,300 (21%) Total Net Sales $566 $866 +53% Total RV Sales $310 $400 +29% Total Marine Sales $75 $205 +174% Total Housing Sales $181 $261 +44% Gross margin 18.4% 23.0% +460 bps Operating margin 6.6% 8.2% +160 bps Diluted EPS $0.92 $1.81 +97% Free cash flow $24 $105 +333% CONTINUED INVENTORY DISCIPLINE IN OUTDOOR ENTHUSIAST MARKETS WITH STABILIZING RETAIL TRENDS1 ($ in millions except per share data) 1RVIA/Company estimates -150,000 -100,000 -50,000 0 50,000 100,000 150,000 Q 1- 18 Q 2- 18 Q 3- 18 Q 4- 18 Q 1- 19 Q 2- 19 Q 3- 19 Q 4- 19 Q 1- 20 Q 2- 20 Q 3- 20 Q 4- 20 Q 1- 21 Q 2- 21 Q 3- 21 Q 4- 21 Q 1- 22 Q 2- 22 Q 3- 22 Q 4- 22 Q 1- 23 Q 2- 23 Q 3- 23 TTM Net Dealer Units Added (Sold) RV Marine -30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% Q 1- 18 Q 2- 18 Q 3- 18 Q 4- 18 Q 1- 19 Q 2- 19 Q 3- 19 Q 4- 19 Q 1- 20 Q 2- 20 Q 3- 20 Q 4- 20 Q 1- 21 Q 2- 21 Q 3- 21 Q 4- 21 Q 1- 22 Q 2- 22 Q 3- 22 Q 4- 22 Q 1- 23 Q 2- 23 Q 3- 23 TTM Retail Registrations (% Change) RV Marine 12

Q3 2023 FINANCIAL PERFORMANCE

($ millions except per share data)



NET SALES & GROSS MARGIN
$1,112
21.3%
Q3 2022
$866
23.0%
Q3 2023
Housing
Marine
RV
OPERATING INCOME & MARGIN
$93
8.3%
Q3 2022
$71
8.2%
Q3 2023
DILUTED EPS
$2.43
Q3 2022
$1.81
Q3 2023

- Net Sales declined 22%, mainly driven by a decline in shipments across our end markets and lower pricing, which was passed on to our customers to reflect changes in certain commodity costs, partially offset by market share gains
- Gross margin improved 170 basis points; strategic diversification strategy, improved cost and inventory management, and operational efficiencies helped to offset shipment declines
- Operating margin remained resilient but decreased Y/Y due to lower net sales and increased amortization related to acquisitions and continued investment in IT and automation
- Made an $11M investment in capital expenditures to support automation, production efficiency initiatives, and information technology
- Generated operating cash flow of $115M and reduced outstanding debt balances by $112M

PATRICK
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• $150.0M Term Loan ($131.3M o/s), scheduled quarterly installments; balance due August 2027 • $775.0M ($85.0M o/s) Senior Secured Revolver, due August 2027 • $300.0M 7.50% Senior Notes, due October 2027 • $258.8M 1.75% Convertible Senior Notes, due December 2028 • $350.0M 4.75% Senior Notes, due May 2029 Total Debt Outstanding $ 1,125.0 Less: Cash and Debt Paid as Defined by the Credit Agreement (21.2) Net Debt $ 1,103.8 TTM Pro-Forma Adjusted EBITDA $ 441.7 Net Debt to Pro-Forma Adjusted EBITDA 2.5 x Total Revolver Credit Capacity $ 775.0 Less: Total Revolver Used (including outstanding letters of credit) (91.9) Unused Credit Capacity $ 683.1 Add: Cash on Hand 16.4 Total Available Liquidity $ 699.5 • Consolidated Net Leverage Ratio – 2.5x • Consolidated Secured Net Leverage Ratio – 0.44x versus 2.75x maximum • Consolidated Fixed Charge Coverage Ratio – 2.88x vs. minimum 1.50x COVENANTS AND RATIOS1 DEBT STRUCTURE AND MATURITIES1 NET LEVERAGE2 ($ millions) LIQUIDITY ($ millions) 1 As of 10/1/23; 2 As defined by credit agreement Strong Balance Sheet and Favorable Capita l Structure to Support Investments and Pursue Attractive Growth Opportunities 14

$117 $212 $66 $91 $11 $8 $29 $45 $53 $9 $121 $202 $50 $264 $80 $256 $183 $68 $35 $152 $35 $60 $22 Acquisitions Capital Expenditures Share Buybacks Dividends Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 ($ in millions) Our Capita l Allocation Stra tegy Seeks To Balance Prioritizing Shareholder Value With Stra tegic Business Growth For Near And Long-term Success Deploy strong cash flows to highest value projects Maintain a disciplined leverage position Utilize capital resources to grow and reinvest Share buybacks and quarterly dividends 2022 Q1 Q2 Q3 Q4 2021 Q1 Q2 Q3 Q4 Q1 Q2 Q3 20232020 Q1 Q2 Q3 Q4 20192018 0 15

These Growth Initia tives Have Resulted In Patrick Becoming A Leading Component Solutions Provider In The Leisure Lifestyle And Housing Markets PROFITABLE GROWTH ENGINE STRATEGIC ACQUISITIONS Pursue accretive acquisition opportunities to further strengthen primary markets and explore potential adjacent markets INNOVATION New product development and product line extensions to further enhance Patrick’s extensive proprietary product offerings GEOGRAPHIC EXPANSION Grow presence and geographic footprint to drive logistics efficiency INDUSTRY GROWTH Positioned to capitalize on long-term secular growth and favorable demographics in all end markets through robust capacity MARKET LEADER Leading market position in key product categories (ski/wake towers, RV/Marine logistic solutions) CUSTOMER RELATIONSHIPS Cross-pollinate sales across customers and market sectors in the Leisure Lifestyle space 16

Strategic Criteria Strong Leadership Team and Cultural Fit Executable Revenue Synergies Geographic / Market Expansion Market Leadership Strong Track Record of Operational Success Key Market Category EPS Accretion in First Full Year ROIC > Internal hurdle rate Accretive to Profit Margins 17

BALANCE We work to build a healthy work environment that encourages excellence, happiness, and peace in both our work and our home life. EXCELLENCE We strive to meet the highest possible standards of achievement in our work and relationships. TRUST We do what we say we will do every time — and communicate with all stakeholders if a commitment evolves. TEAMWORK We challenge, encourage, equip, empower, and inspire the individuals we work with. EMPOWERMENT We give our team members the information, tools and trust they need to grow as leaders and achieve results. RESPECT We treat our teammates and partners with the utmost honor and dignity. OUR VALUES 18

NON-GAAP RECONCILIATIONS

Use of Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures. Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure.

-Earnings before interest, taxes, depreciation and amortization ("EBITDA"), Pro-Forma Adjusted EBITDA, and Net Debt to Pro-Forma Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items.
-We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements.
-We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis.
-We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from cash flow from operations.
- Figures may not sum due to rounding.

**As defined by credit agreement which includes debt and cash balances*

RECONCILIATION OF NET INCOME TO EBITDA TO PRO-FORMA ADJUSTED EBITDA*

($ in millions)	Fiscal Year Ended December 31,						
	2017	2018	2019	2020	2021	2022	Q3'23 TTM
Net Income	$ 86	$ 120	$ 90	$ 97	$ 225	$ 328	$ 152
+ Interest Expense	9	26	37	43	58	61	69
+ Income Taxes	27	32	28	33	69	107	49
+ Depreciation and Amortization	33	55	63	74	105	131	143
EBITDA	$ 155	$ 233	$ 218	$ 247	$ 457	$ 627	$ 413
Net Sales	$ 1,636	$ 2,263	$ 2,337	$ 2,487	$ 4,078	$ 4,882	$ 3,639
EBITDA Margin (%)	9.5%	10.3%	9.3%	9.9%	11.2%	12.8%	11.3%
+ Stock Compensation	10	14	15	16	23	22	20
+ Acquisition proforma, transaction-related expenses and other	35	33	17	66	51	25	9
Proforma Adjusted EBITDA	$ 200	$ 280	$ 250	$ 329	$ 531	$ 674	$ 442

RECONCILIATION OF NET LEVERAGE*

($ in millions)	
Total debt outstanding @ 10/1/2023	$ 1,125.0
Less: cash on hand @ 10/3/2023	(21.2)
Net debt @ 10/3/2023	$ 1,103.8
TTM Pro-Forma Adjusted EBITDA	$ 441.7
Net Debt to Pro-Forma Adjusted EBITDA	2.5x

RECONCILIATION OF FREE CASH FLOW

($ in millions)	Q3 2019	Q3 2023	FY 2017	Q3 2023 TTM
Cash Flows from Operations	$ 28.2	$ 115.5	$ 99.9	$ 475.7
Less: Capital Expenditures	(4.0)	(10.9)	(22.5)	(63.8)
Free Cash Flow	$ 24.2	$ 104.6	$ 77.4	$ 411.9

PATRICK

20

Single-Section Homes Multi-Section Homes ASP: $72,600 | 42% of Market ASP: $132,000 | 58% of Market TOWABLE Shipments: 88% Wholesale | 65% Retail Value MOTORIZED Shipments: 12% Wholesale | 35% Retail Value Travel Trailer | ASP: $32,100 Fifth Wheel | ASP: $74,200 Class A | ASP: $257,800 Class B & C | ASP: $130,800 RV PRODUCT CATEGORIES1 Pontoon Ski & Wake Fiberglass Aluminum ASP: $55,000 | 33% of Market ASP: $130,000 | 7% of Market ASP: $101,000 | 37% of Market ASP: $31,900 | 23% of Market U.S Expenditures on Boats, Engines, and Accessories Totaled $xxB in 2019 MARINE PRODUCT CATEGORIES2 MANUFACTURED HOUSING PRODUCT CATEGORIES3 1 Source: RVIA 2022 Industry profile (travel trailer ASPs & stats include camping trailers and truck campers) | 2 Source: NMMA 2021 Statistical Abstract | 3 Source: Manufactured Housing Institute 21

Additional Supplied Products • Softwoods • Full Body Paint • Aluminum Gauges • Steel Gauges • Mill Finish & Pre-painted Aluminum and Steel • Slit & Embossed Steel • FRP Coil & Sheet • Trim Panels • Fuel Systems • Metal Extrusions 22

Additional Supplied Products • Exit Lighting • Power Cords & Inlets • RV Tank Heater Pads • Fire Extinguishers • Electric Fireplaces • Wiring, Electrical & Plumbing • Inverters • Tire Pressure Monitors • Electrical Switches, Receptacles, & Outlets • RV Transfer Switches • Battery Selector Switches • Cut-to-Size, Boring, Foiling & Edge-Banding • Flooring Adhesive • Instrument Panel • Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High- Pressure Laminates (HPL) • Trim Products 23

Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Aluminum / Plastic Fuel & Holding Tanks Wire Harnesses Electronics Dash Assemblies Wire Screens Helms Aluminum / Plastic Fuel & Holding Tanks Boat Hull Design & Tooling Wire Harnesses Dash Assemblies Electronics Boat Covers, Tops, Towers & Frames Ladder Chairs & Pedestals Rub Rails Bow Rail Flooring / Decking Seating Additional Supplied Products • Windshields (Glass / Acrylics) • Fuel System Related Components • Plastic Seat Bases & Components • Vinyl (Biminis, Covers) • Fabricated & Extruded Aluminum • Decking, Flooring, Carpet, Vinyl • Gauges, Instrument Panels, Displays • Lighting • Steering & Throttle Controls • Plastic Products: Boxes, Inlay Tables • Canvas Products, Panels & Trim • Boat trailers • Audio Products and Accessories • Boat Covers 24

Additional Supplied Products  Softwoods  Full Body Paint  Aluminum Gauges  Steel Gauges  Mill Finish & Pre-painted Aluminum and Steel  Slit & Embossed Steel  FRP Coil & Sheet  Trim Panels  Fuel Systems  Metal Extrusions Interior Passage Doors Kitchen & Bath Faucets & Sinks Gypsum (Drywall & Drywall Finishing Products) Laminate & Ceramic Flooring Fiberglass Bath Fixtures & Shower Doors & Enclosures Cabinet Doors & ComponentsMicrowaves Countertops Electronics Siding Shingles o Ventilation System & Ridge Cap o Felt Paper o Ice & Water Protection o Drip Edge o Flashing o Roofing Membrane o Soffit & Fascia Wrapped Profile Moldings Plumbing Products Backsplashes Recessed Lighting Fluorescent Lighting Wiring/Electrical Products Ceiling Fans Medicine Cabinets Under Cabinet Lighting Tile Printed Vinyl TrussesInterior & Exterior Decorative Lighting Fixtures Water Heaters Additional Supplied Products • Building Arches • Closet Organization Products • Adhesives & Sealants • Innovative Lighting • Electrical Components (e.g., Panels/ Breakers, Outlet Boxes & Switches/ Receptacles) • Fireplaces and Surrounds • Made-to-Order Laminated Products including Vinyl, Paper, Veneers & High- Pressure Laminates (HPL) • Cut-to-Size, Boring, Foiling & Edge-Banding • Solid Surfac , Granite and Quartz Fab • Flooring Adhesive • Tables & Signs • Roof Trusses • Wardrobe Doors & Hardware Systems • Closet Organizers & Shelving • Air Handling Products • Carpeting 25